UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________

FORM 8-K
_____________________

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

COMMISSION FILE NO.: 0-51012

Date of Report: March 1, 2012

XINYINHAI TECHNOLOGY, LTD.

(Exact name of registrant as specified in its charter)

Utah	87-0427336
(State of other jurisdiction of	(IRS Employer
incorporation or organization	Identification No.)

No. 4, Yantai Road, Centralized Park Haping Road, Harbin Development Zone, China	150060
(Address of principal executive offices)	(Zip Code)

86-451-868-11118

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On March 1, 2012 the Board of Directors of Xinyinhai Technology, Ltd. (the “Company”) resolved that on March 13, 2012 the Company will file a Form 15 (Certification and Notice of Termination of Registration) with the Securities and Exchange Commission.  As a result of filing the Form 15, the Company will have no further obligation to file reports with the Securities and Exchange Commission.  Its common stock will be removed from listing on the OTC Bulletin Board and will be downgraded from listing on the OTCQB to listing on the OTC Pink.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XINYINHAI TECHNOLOGY, LTD.

Dated: March 1, 2012	By: /s/ Tian Ling
Tian Ling, Chief Executive Officer